Exhibit 99.2

APEX Phase 2 Part A readout JULY 7, 2025

2 © Apogee Therapeutics, Inc. Other than statements of historical facts, all statements included in this presentation are forward - looking statements, including statements about our plans for our current and future product candidates and programs ; the anticipated timing of initiation of our clinical trials, including the Phase 2 b trials of APG 777 in asthma, the Phase 2 trial of APG 777 in eosinophilic esophagitis ( EoE ), and a Phase 3 trial of APG 777 in AD ; the expected timing of results from our clinical trials, including 52 - week maintenance data from Part A, the initial readout from Part B of our Phase 2 trial of APG 777 in AD, the initial readout from our Phase 1 b trial of APG 279 in AD, and the initial readout from our Phase 1 trial of APG 333 ; planned clinical trial designs ; our plans for current and future clinical trials ; the potential clinical benefit and half - life of APG 777 , APG 333 , APG 990 , APG 808 , our other product candidates, including combination therapies, and any other potential programs ; our expected timing for future pipeline updates ; our potential path to regulatory approval ; our expectations regarding the time period over which our capital resources will be sufficient to fund our anticipated operations, our cash runway, and estimates of market size . In some cases, you can identify forward - looking statements by terms such as “anticipate,” “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “suggest,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward - looking statements . The forward - looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us . These statements are only predictions based upon our current expectations and projections about future events . The data included in this presentation may be subject to change following the availability of additional data or following a more comprehensive review of the data . Forward - looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looking statements, including those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10 - K for the year ended December 31 , 2024 , filed with the U . S . Securities and Exchange Commission (the SEC) on March 3 , 2025 and subsequent disclosure documents we have filed and may file with the SEC . Although we have attempted to identify important factors that could cause actual results to differ materially from those contained in forward - looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . We claim the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward - looking statements . This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved by the U . S . Food and Drug Administration . These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated . The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect . You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected and such variations may be material . Accordingly, you should not place undue reliance on any forward - looking statements contained herein or rely on them as predictions of future events . All forward - looking statements in this presentation apply only as of the date made and are expressly qualified by the cautionary statements included in this presentation . We do not undertake to update any forward - looking statements, except in accordance with applicable securities laws . This presentation also uses estimates and other statistical data made by independent parties and us relating to the data and analysis about our industry . The data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk . The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners . Certain information contained in this presentation relate to or are based on studies, publications and other data obtained from third - party sources as well as our own internal estimates and research . While we believe these third - party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources . This presentation contains data based on cross - study comparisons and not based on any head - to - head clinical trials . Cross - study comparisons are inherently limited and may suggest misleading similarities and differences . The values shown in the cross - study comparisons are directional and may not be directly comparable . Disclaimers and Forward - looking statementsA0

3 © Apogee Therapeutics, Inc. Agenda Introduction Michael Henderson, MD Chief Executive Officer Carl Dambkowski , MD Chief Medical Officer Kristine Nograles, MD SVP, Head of Clinical Development & Medical Affairs Michael Henderson, MD, CEO Carl Dambkowski , MD, CMO Jane Pritchett Henderson, CFO Jeff Hartness, CCO APEX Phase 2 Part A Results APG777 Development Program Building a Leading I&I Company Analyst Q&A Michael Henderson, MD Chief Executive Officer

Introduction Michael Henderson, MD Chief Executive Officer

APEX Part A delivers on a potentially best-in-class profile with promising efficacy results and path to quarterly or better dosing

APEX Part A met or exceeded all trial objectives

- **Part B** 16-week topline **accelerated to mid-2026**
- Planned **AD Phase 3 initiation in 2026**

APG777 has transformational dosing potential

- Part A regimen has **~50% fewer injections in induction** vs. DUPIXENT or EBGLYSS
- Path to best-in-class **quarterly or better dosing** in maintenance

First biotech to pursue combination approaches in the largest I&I markets

- **APG279 (IL-13 + OX40L) Ph1b** in AD H2H against DUPIXENT **dosed first patient**; readout expected in 2H 2026

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.

APEX PART A

APEX Part A met or exceeded all trial objectives

ENDPOINT (WEEK 16)	OBJECTIVE (absolute)	APG777 (absolute)	PLACEBO	SIGNIFICANCE
EASI % CFBL *(primary)*	~ -65-70%	**-71.0%**	-33.8%	p<0.001
EASI-75	~ 45-50%	**66.9%**	24.6%	p<0.001
vIGA 0/1	~ 35-40%	**34.9%**	17.3%	p<0.05
Itch NRS % CFBL		**-50.7%**	-23.2%	p<0.01

Highest EASI-75 (absolute *and* placebo-adjusted) of any biologic at Week 16[1]:

- **+14 points vs. EBGLYSS** (~25% higher)
- **+17 points vs. DUPIXENT** (~35% higher)

- **Efficacy results numerically higher** or in line **vs. SoC**; **exposure-response** relationship observed
- **Rapid onset of itch relief** (Week 1) and lesion reduction (Week 2)[2]
- **Well-tolerated** – safety profile consistent with class

© Apogee Therapeutics, Inc.

NOTE: [1] APG777 achieved the highest EASI-75 absolute and placebo-adjusted of any biologic tested in a global placebo-controlled trial of moderate-to-severe atopic dermatitis. [2] Itch NRS percent change from baseline for APG777 vs. placebo statistically significant at Week 1 (p<0.05). EASI percent change from baseline for APG777 vs. placebo statistically significant at Week 2 (p<0.05). "% CFBL" = Percent Change From Baseline. SoC = Standard of Care. vIGA = Validated Investigator Global Assessment. EASI = Eczema Area and Severity Index. Itch NRS = Itch Numeric Rating Scale.

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7 © Apogee Therapeutics, Inc. 0 2 4 6 8 10 12 + 0 30 40 50 60 70 80 90 Rocatinlimab Amlitelimab Apogee has the potential to transform the future $50B atopic dermatitis market Efficacy (EASI - 75, %) APEX PART A NOTE: Positioning of Apogee programs is illustrative and based on Phase 2 Part A results for APG777 only and illustrates what we be lie ve we can potentially achieve. Only DUPIXENT, ADBRY, and EBGLYSS are approved in the US. Efficacy data are derived from different clinical trials conducted at different times, with differences i n t rial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. Future $50B AD market size based on EvaluatePharma and company projections. Maintenance dosing intervals are as per label or published data. For some agents, longer dosing intervals are currently being evaluated in ongoing clinical trial(s). All efficacy data shown based on non - responder impu tation for rescue medication (topical or systemic) use (i.e., data subsequent to the use of rescue medication categorized as non - response). Statistical treatment of missing data varies across studies shown. 1 APG777 achieved the highest EASI - 75 absolute and placebo - adjusted of any biologic tested in a global placebo - controlled trial of moderate - to - severe atopic dermatitis. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b ; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS ( average of Ph 3 ADVOCATE - 1&2 ( multiple imputation (MCMC - MI) for missing values) and Ph2b (sensitivity analysis 3: NRI for rescue medication use and LOCF for other missing values) ; 250mg Q2W regimen ). ADBRY (average of Ph3 ECZTRA1&2 ; 300 mg Q2W regimen; non - responder imputation for missing values). AMLITELIMAB Weidinger et al EADV 2023 (Ph2b, 250mg Q4W + 500mg loading dose; non - responder imputation for missing values). ROCATINLIMAB AAD 2025 (Ph3 ROCKET Horizon, 300mg Q4W + Week 2 loading dose; statistical handling of missing data not specified). 100 APG777 demonstrated highest EASI - 75 of any biologic at Week 16 1 with path to best - in - class quarterly or better maintenance dosing APEX Part A Dosing Interval (weeks)

8 © Apogee Therapeutics, Inc. 0 2 4 6 8 10 12 + 0 30 40 50 60 70 80 90 Rocatinlimab Amlitelimab Apogee has two additional opportunities to deliver higher efficacy results with key readouts anticipated in 2026 Efficacy (EASI - 75, %) Dosing Interval (weeks) APEX PART A NOTE: Positioning of Apogee programs is illustrative and based on Phase 2 Part A results for APG777 only and illustrates what we believe we can potentially achieve. Only DUPIXENT, ADBRY, and EBGLYSS are approved in the US. Efficacy data are derived from different clinical trials conducted at different times, with differences i n t rial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. Maintenance dosing intervals are as per label or published data. For some agen ts, longer dosing intervals are currently being evaluated in ongoing clinical trial(s). All efficacy data shown based on non - responder imputation for rescue medication (topical or systemic) use (i.e., data subsequent to the use of rescue medication categorized as non - response). Statistical treatment of missing data varies across studies shown. 1 APG777 achieved the highest EASI - 75 absolute and placebo - adjusted of any biologic tested in a global placebo - controlled trial of moderate - to - severe atopic dermatitis. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b ; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS ( average of Ph 3 ADVOCATE - 1&2 ( multiple imputation (MCMC - MI) for missing values) and Ph2b (sensitivity analysis 3: NRI for rescue medication use and LOCF for other missing values) ; 250mg Q2W regimen ). ADBRY (average of Ph3 ECZTRA1&2 ; 300 mg Q2W regimen; non - responder imputation for missing values). AMLITELIMAB Weidinger et al EADV 2023 (Ph2b, 250mg Q4W + 500mg loading dose; non - responder imputation for missing values). ROCATINLIMAB AAD 2025 (Ph3 ROCKET Horizon, 300mg Q4W + Week 2 loading dose; statistical handling of missing data not specified). 100 APEX Part A : highest EASI - 75 of any biologic at Week 16 1 ✓ APEX Part B mid - 2026 (higher exposures ) 1 2 APG279 Ph1b H2H vs. DUPIXENT 2H 2026 All programs with potential best - in - category maintenance dosing APEX Part A

APEX Phase 2 Part A Results Carl Dambkowski , MD Chief Medical Officer

APEX PART A

APEX Part A 16-week topline data available for all patients

Part A enrolled moderate-to-severe atopic dermatitis patients (EASI ≥16, vIGA ≥3, BSA ≥10%)


Induction
Maintenance
2:1
720mg W0, W2
360mg W4, W12
Placebo
APEX Part A demonstrated potentially best-in-class results
Every 3 mos (Q12W)
Every 6 mos (Q24W)
LTE or 52-week follow-up period
N = 123
W16 Primary Endpoint
W52 Endpoint

Primary analysis method:

- **Missing data** was imputed with Markov Chain Monte Carlo Multiple Imputation (MCMC-MI)
- **Rescue medication use** or treatment discontinuation due to lack of efficacy was imputed as non responder for all subsequent time points[1]

NOTE: [1] Data collected after the initiation of rescue medication or drug discontinuation will be set to missing for continuous variables (e.g. percent change from baseline in EASI score) before MCMC-MI. A patient will be counted as a non-responder for the dichotomous variables (e.g. EASI-75) for timepoints after rescue medication use or treatment discontinuation due to lack of efficacy

SOURCE: EBGLYSS USPI, DUPIXENT USPI.

© Apogee Therapeutics, Inc.

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APEX PART A

APG777 could substantially decrease induction injections for patients


INDUCTION REGIMEN
W0 W2 W4 W6 W8 W10 W12 W14 W16
APG777
6 injections
4 dosing days
EBGLYSS
11 injections
9 dosing days
DUPIXENT
10 injections
9 dosing days

APG777 Part A induction regimen achieves higher exposures with ~50% fewer injections and dosing days[1]

© Apogee Therapeutics, Inc.

NOTE: [1] Based on projected number of injections and dosing days with planned commercial presentation.
SOURCE: EBGLYSS USPI, DUPIXENT USPI.

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12 © Apogee Therapeutics, Inc. Baseline characteristics and demographics were generally well - balanced and in line with expectations APEX PART A Placebo (N=41) APG777 (N=82) Characteristic 36.0 (13.7) 38.7 (15.6) Age, mean (SD), Y 19 (46.3) 41 (50.0) Female, n (percent) 81.6 (16.9) 84.5 (22.5) Weight, mean (SD), kg 24.6 (14.1) 24.2 (14.5) Duration of AD from diagnosis, mean (SD), Y Race, n (percent) 30 (73.2) 54 (65.9) White 6 (14.6) 13 (15.9) Black or African American 4 (9.8) 12 (14.6) Asian 1 (2.4) 3 (3.7) Other / Unknown Baseline disease characteristics 25.3 (10.8) 25.2 (10.8) EASI, mean (SD) 14 (34.1) 27 (32.9) vIGA (4), n (percent) 6.7 (1.9) 6.4 (2.1) Weekly mean I - NRS, (SD) 33.2 (22.6) 37.2 (22.3) BSA affected, mean (SD) NOTE: vIGA = Validated Investigator Global Assessment. EASI = Eczema Area and Severity Index. BSA = Body Surface Area. I - NRS = Itch Numeri c Rating Scale.

13 © Apogee Therapeutics, Inc. Treatment with APG777 reduced lesions as early as Week 2 *p<0.05, week 2; ***p<0.001 vs placebo, weeks 4 – 16. NOTE: LS = Least squares. SE = Standard error. - 35.4 - 49.9 - 61.1 - 66.3 - 71.0 - 20.8 - 23.2 - 28.0 - 30.0 - 33.8 1 2 4 8 12 16 - 100 - 80 - 60 - 40 - 20 0 Week Percent Change from Baseline (LS Mean +/ - SE) - 17.8 - 15.2 APG777 (N=82) Placebo (N=41) APEX Part A met the primary endpoint Significance achieved by Week 2 *** APEX PART A *** *** *** Eczema Area and Severity Index Score *

14 © Apogee Therapeutics, Inc. More than two - thirds of patients treated with APG777 achieved EASI - 75 response at Week 16 APEX PART A 9.8 28.5 44.9 56.9 66.9 7.3 12.2 19.8 19.5 24.6 0 2 4 6 8 10 12 14 16 0 20 40 60 80 Week EASI - 75 Response (%) APG777 (N=82) Placebo (N=41) EASI - 75 Response * ** *** *** *p<0.05, week 4; **p<0.01 week 8; ***p<0.001 vs placebo, weeks 12, 16. NOTE: 1 APG777 achieved the highest EASI - 75 absolute and placebo - adjusted of any biologic tested in a global placebo - controlled trial of moderate - to - severe atopic dermatitis. APG777 demonstrated highest EASI - 75 of any biologic at Week 16 1

15 © Apogee Therapeutics, Inc. 66.9 24.6 49.5 12.7 53.0 15.3 29.1 12.1 40.3 11.4 32.8 13.7 0 20 40 60 80 EASI - 75 Response at Week 16 (%) APG777 N=82 N=41 N=521 N=521 N=639 N=339 N=1192 N=398 Rocatinlimab APG777 achieved highest EASI - 75 absolute and placebo - adjusted of any biologic at Week 16 1 Amlitelimab N=77 N=79 APEX PART A Δ = 42.5 2 p < 0.001 N=543 N=183 Δ = 37.7 Δ = 17.0 Δ = 28.9 Δ = 19.1 Δ = 36.8 (24 - week data; 16 - week not reported) PBO PBO PBO PBO PBO PBO NOTE: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, wit h differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. All efficacy data shown based on non - responder imputati on for rescue medication (topical or systemic) use or treatment discontinuation due to lack of efficacy (i.e., data subsequent to the use of rescue medication or discontinuation due to lack of efficacy are categorized as non - respon se). Statistical treatment of missing data varies across studies shown. 1 APG777 achieved the highest EASI - 75 absolute and placebo - adjusted of any biologic tested in a global placebo - controlled trial of moderate - to - severe atopic dermatitis. 2 Calculation of difference between APG777 and placebo is based on Cochran – Mantel – Haenszel (CMH) analysis adjusted by randomization stratification factors. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS (average of Ph3 ADVOCATE - 1&2 ( multiple imputation (MCMC - MI) for missing values) and Ph2b (sensitivity analysis 3: NRI for rescue medication use and LOCF for other missing values); 250mg Q2W regimen). ADBRY (average of Ph3 ECZTRA1&2; 300 mg Q2W regimen; non - responder imputation for missing values). AMLITELIMAB Weidinger et al EADV 2023 (Ph2b, 250mg Q4W + 500mg loading dose; non - responder imputation for missing values). ROCATINLIMAB AAD 2025 (Ph3 ROCKET Horizon, 300mg Q4W + Week 2 loading dose; statistical handling of missing data not specified).

16 © Apogee Therapeutics, Inc. Key secondaries were in line with standard of care 36.8 34.9 2.4 10.1 7.4 0 2 4 8 12 16 0 20 40 Week vIGA 0/1 Response (%) 2.4 0.0 14.8 27.9 17.3 APEX PART A APG777 (N=82) Placebo (N=41) vIGA or IGA 0/1 with a Reduction of ≥2 Points from Baseline NOTE: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, wit h differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. All efficacy data shown based on non - responder imputati on for rescue medication (topical or systemic) use or treatment discontinuation due to lack of efficacy (i.e., data subsequent to the use of rescue medication or discontinuation due to lack of efficacy are categorized as non - respon se). Statistical treatment of missing data varies across studies shown. APG777 vs placebo: *p<0.05, ***p<0.001. 1 Rocatinlimab did not report 16 - week data for non - responder imputation analysis from any Ph3 trial. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS (average of Ph3 ADVOCATE - 1&2 ( multiple imputation (MCMC - MI) for missing values) and Ph2b (sensitivity analysis 3: NRI for rescue medication use and LOCF for other missing values); 250mg Q2W regimen). ADBRY (average of Ph3 ECZTRA1&2; 300 mg Q2W regimen; non - responder imputation for missing values). AMLITELIMAB Weidinger et al EADV 2023 (Ph2b, 250mg Q4W + 500mg loading dose; non - responder imputation for missing values). ROCATINLIMAB AAD 2025 (Ph3 ROCKET Horizon, 300mg Q4W + Week 2 loading dose; statistical handling of missing data not specified). * * * *** 0 20 40 vIGA or IGA 0/1 Response at Week 16 (%; absolute) APG777 DUPIXENT EBGLYSS ADBRY Amlitelimab Rocatinlimab (24 - week) 1 34.9 34.6 37.0 19.0 22.1 19.3

17 © Apogee Therapeutics, Inc. Key secondaries were in line with standard of care 9.8 29.8 33.9 2.4 9.8 9.8 14.7 0 2 4 8 12 16 0 20 40 Week EASI - 90 Response (%) 1.2 0.0 20.9 APEX PART A APG777 (N=82) Placebo (N=41) EASI - 90 Response * * 0 20 40 EASI - 90 Response (%; absolute) APG777 DUPIXENT EBGLYSS ADBRY Amlitelimab 33.9 31.8 34.5 16.4 15.6 Rocatinlimab data not reported 1 NOTE: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, wit h differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. All efficacy data shown based on non - responder imputati on for rescue medication (topical or systemic) use or treatment discontinuation due to lack of efficacy (i.e., data subsequent to the use of rescue medication or discontinuation due to lack of efficacy are categorized as non - respon se). Statistical treatment of missing data varies across studies shown. APG777 vs placebo: *p<0.05 . 1 Rocatinlimab did not report non - responder imputation analysis for EASI - 90 from any Ph3 trial. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS (average of Ph3 ADVOCATE - 1&2; 250mg Q2W regimen; multiple imputation (MCMC - MI) for missing values ). ADBRY (average of Ph3 ECZTRA1&2; 300 mg Q2W regimen; non - responder imputation for missing values). AMLITELIMAB Weidinger et al EADV 2023 (Ph2b, 250mg Q4W + 500mg loading dose; non - responder imputation for missing values).

18 © Apogee Therapeutics, Inc. Treatment with APG777 led to itch relief in the first week - 48.3 - 49.5 - 50.7 - 3.2 - 11.0 - 25.4 - 25.6 - 23.2 0 1 2 4 8 12 16 - 60 - 40 - 20 0 Week Percent Change from Baseline (LS Mean) - 12.7 - 22.9 - 36.5 - 21.8 APEX PART A APG777 (N=82) Placebo (N=41) Itch Numerical Rating Scale (I - NRS) - 60 - 40 - 20 0 Percent Change from Baseline (LS Mean; absolute) APG777 DUPIXENT EBGLYSS NEMLUVIO + TCS - 50.7 - 45.1 - 41.1 - 55.9 NOTE: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, wit h differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. All efficacy data shown based on non - responder imputati on for rescue medication (topical or systemic) use or treatment discontinuation due to lack of efficacy (i.e., data subsequent to the use of rescue medication or discontinuation due to lack of efficacy are categorized as non - respon se). Statistical treatment of missing data varies across studies shown. APG777 vs placebo: *p<0.05, **<0.01 . LS = Least squares. SOURCE: DUPIXENT (average of Ph3 SOLO - 1&2 and Ph2b; 300 mg Q2W regimen; non - responder imputation for missing values). EBGLYSS (average of Ph3 ADVOCATE - 1&2; 250mg Q2W regimen; multiple imputation (MCMC - MI) for missing values ). NEMLUVIO (Ph3 ARCADIA1&2 average; 30 mg Q4W regimen; non - responder imputation for missing values). * ** ** ** * * Significance achieved by Week 1

19 © Apogee Therapeutics, Inc. Pre - specified sensitivity analysis demonstrate robustness of results 74.7 26.3 56.7 20.6 0 20 40 60 80 100 EASI - 75 Response (%) APEX PART A Δ = 48.4 p < 0.001 EASI - 75 response at Week 16 (%; as observed, pre - specified analysis) Δ = 36.1 Absolute and pbo - adj. EASI - 75 consistent across moderate and severe baseline severity subpopulations PBO PBO NOTE: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, wit h differences in trial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. All efficacy data shown include data subsequent to resc ue medication use (as observed). Missing data not imputed. 1 Subgroups were analyzed using ‘as observed’ method (Multiple imputation analysis not available due to small N in certain subgroups). Significance testing for APG777 vs. placebo was not performed for subgroups due to small N. Pbo - adj = placebo - adjusted. SOURCE: DUPIXENT Simpson et al NEJM 2016 (average of Ph3 SOLO - 1&2 (sensitivity analysis 3: All observed values regardless of rescue treatment; missing data not imputed); 300 mg Q2W regimen). 68.4 23.8 81.1 29.4 Δ = 44.6 Δ = 51.7 PBO APG777 PBO APG777 APG777 N=75 N=38 N=440 N=424 Baseline EASI ≥16 – ≤21 Baseline EASI >21 N=38 N=21 N=37 N=17

20 © Apogee Therapeutics, Inc. Exposure - response relationship demonstrated across multiple endpoints APEX PART A Key efficacy endpoints by APG777 exposure quartile at Week 16 (%; as observed, post - hoc analysis) - 67.2 - 70.0 - 83.8 - 84.0 - 100 - 80 - 60 - 40 - 20 0 Mean Percent Change from Baseline %CFBL EASI NOTE: 1 APG777 exposure quartiles based on average concentration ( Cavg ). Quartiles were constructed to have an equal number of patients. Total N = 73 based on availability of PK data at time of data cut. 2 Based on modeled median exposure for Part B top dose. 61.1 66.7 83.3 89.5 0 20 40 60 80 100 Respon ders at Week 16 (%) 44.4 16.7 22.2 63.2 EASI - 75 IGA 0/1 33.3 27.8 27.8 63.2 EASI - 90 Part B top dose has similar modeled exposure as Quartile 4 2 Q2 (n=18) Quartile 4 (n=19; highest exposure) Q1 (n=18) Q3 (n=18) Exposure Quartile 1 :

APEX PART A

APG777 was well tolerated

n (%)	APG777 (N=82)	Placebo (N=41)
Safety summary through Week 16		
Patients reporting ≥1 TEAE	46 (56.1)	26 (63.4)
Patients reporting ≥1 serious TEAE	1 (1.2)	1 (2.4)
Patients who discontinued due to TEAE	2 (2.4)	0
Most frequent TEAEs by PT through Week 16 (≥5%)		
Noninfective conjunctivitis	12 (14.6)	1 (2.4)
Upper respiratory tract infection	7 (8.5)	5 (12.2)
Nasopharyngitis	4 (4.9)	5 (12.2)

- Total conjunctivitis rate of 18.3%[1], the most common adverse event, consistent with DUPIXENT and EBGLYSS in AD[2]
  - Transient and led to no discontinuations, dose interruptions, or dose adjustments
  - 3.7% of treated patients had conjunctivitis ongoing at Week 16 (similar to DUPIXENT[3]); median time to resolution of 29 days
  - No relationship between exposure and conjunctivitis, consistent with EBGLYSS and DUPIXENT
- No injection site reactions occurred (0%)
- No imbalance in infections between arms

© Apogee Therapeutics, Inc.

NOTE: Safety data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. TEAE = treatment-emergent adverse event. PT = preferred term. N.R. = Not reported. AD = atopic dermatitis.

SOURCE: [1] Combined rate for all conjunctivitis-related MedDRA preferred terms including: allergic conjunctivitis, atopic keratoconjunctivitis, bacterial conjunctivitis, conjunctivitis, noninfective conjunctivitis, and viral conjunctivitis. [2] Based on combined conjunctivitis rate (all preferred terms) for DUPIXENT (~5-26%) and EBGLYSS (~3-27%) approved dose regimen across 16-week placebo-controlled trials in moderate-to-severe atopic dermatitis. [3] 4.2%, Akinlade B et al *Br J Dermatol.* 2019.

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APG777 Development Program Kristine Nograles, MD SVP, Clinical Development & Medical Affairs

PART A MAINTENANCE

Part A 52-week readout testing every 3- and 6-month maintenance dosing expected 1H 2026

Part A schematic


Induction
Maintenance
720mg W0, W2, 360mg W4, W12
1:1
Every 3 months (360mg Q12W)
Every 6 months (360mg Q24W)
2:1
LTE or 52-week follow-up period
Placebo
720mg W16 360mg W20, W24,W36, W48
N = 123
W16 Endpoint
W52 Endpoint

Part A demonstrated potentially best-in-class results at Week 16

Maintenance data in 1H of 2026 could confirm path to transformational quarterly or better dosing

© Apogee Therapeutics, Inc.

NOTE: During maintenance, all patients will receive active treatment with additional placebo injections given to maintain blinding.

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24 © Apogee Therapeutics, Inc. APG777 could substantially decrease annual injections for patients NOTE: APG777 injections per year based on preliminary PK data and PK simulations. 1 Injections per year in maintenance after an induction regimen lasting up to 16 weeks. EBGLYSS may be dosed every two weeks until adequate clinical response is a chi eved. SOURCE: EBGLYSS USPI, DUPIXENT USPI. PART A MAINTENANCE APG777 2 - 4 Injections EBGLYSS 13 - 26 Injections DUPIXENT 26 Injections One injection every 2 weeks 1 One injection every 2 - 4 weeks 1 One injection every 3 - 6 months 1

25 © Apogee Therapeutics, Inc. Strong enrollment in APEX Part B, enabling acceleration of 16 - week readout to mid - 2026 Part B schematic (>90% powered for primary endpoint) Every 3 months (Q12W) Every 6 months (Q24W) Induction Maintenance LTE or 52 - week follow - up period Currently enrolling W16 Primary Endpoint (EASI - 75) W52 Endpoint 1 :1:1:1 Modeled exposure vs. EBGLYSS ~ 90 - 100% greater ~ 30 - 40% greater ~ 40 - 50% less Part B further exploring exposure - response relationship observed in Part A APEX PART B High dose Mid dose (Part A dose) Low dose Placebo N ~ 280

Building a Leading I&I Company Michael Henderson, MD Chief Executive Officer

27 © Apogee Therapeutics, Inc. Historical correlation data increases confidence APEX Phase 2 results will translate to Phase 3 0 20 40 60 80 100 0 20 40 60 80 100 EASI - 75 Phase 2 EASI - 75 Phase 3 DUPIXENT 1 EBGLYSS 2 RINVOQ 15mg 3 RINVOQ 30mg 3 DUPIXENT 1 EBGLYSS 2 RINVOQ 15mg 3 RINVOQ 30mg 3 Absolute Placebo - adjusted APG777 PHASE 3 SOURCE: Ph3 data for DUPIXENT, EBGLYSS, RINVOQ is from USPI. 1 Thaci et al. Lancet 2016 . 2 Guttman - Yassky E et al JAMA Dermatol. 2020. 3 Guttman - Yassky E et al J All Clin Immunol. 2020. 4 Agnihotri G et al Clin Drug Investig 2020 . NOTE: ppt = percentage point. Pbo - adj. = placebo - adjusted. • Historical correlation data increases confidence APEX Phase 2 results will translate to Phase 3 • Phase 3 trials for biologics and small molecules in AD have a 100% historical success rate 4 • Key efficacy endpoints have increased on average between Phase 2 and Phase 3 for analogous agents: • EASI - 75: +5.6 ppt (+1.5 ppt pbo - adj.) • IGA 0/1 +7.5 ppt (+2.2 ppt pbo - adj.) • EASI - 90 +12.4 ppt (+7.8 ppt pbo - adj.) Strong correlation between Phase 2 and 3 for key endpoints Agents above line improved from Ph2 to Ph3

CORPORATE

Apogee has multiple value-creating catalysts in the next 18 months

$681M in cash[1] with runway into Q1 2028

	★ UPDATES TODAY	2025	2026
Potential best-in-class monotherapy in AD	**APG777** IL-13	✓ ★ **Mid-2025: AD Phase 2 16-week PoC readout** ✓ 1H: Asthma Phase 1b initiation • 2H: Asthma Phase 2b initiation	★ **1H: AD Phase 2 Part A 52-week readout** ★ **Mid: AD Phase 2 Part B 16-week readout** ★ **AD Phase 3 initiation** • 1H: Asthma Phase 1b readout • EoE Phase 2 initiation
Potential first- or best-in-class combination approaches	**APG279[2]** IL-13 + OX40L	✓ ★ **AD Phase 1b PoC trial (against DUPIXENT) – First patient dosed**	• 2H: AD Phase 1b PoC readout (against DUPIXENT)
	APG777 + APG333 IL-13 + TSLP	• Additional clinical plans in asthma / COPD announced	
Potential best-in-class mAbs for combinations	**APG990** OX40L	✓ 1H: Initial Phase 1 PK & safety in HVs	
	APG808 IL-4Rα	✓ 1H: Asthma Phase 1b readout	
	APG333 TSLP	• 2H: Initial Phase 1 PK & safety in HVs	

APOGEE THERAPEUTICS

© Apogee Therapeutics, Inc.

NOTE: [1] As of March 31, 2025, Apogee had cash, cash equivalents, marketable securities, and long-term marketable securities of $681M.
[2] APG279 is a combination of APG777 and APG990. APG279 will be co-administered in the proof-of-concept Phase 1b trial; coformulation planned for future clinical studies and commercialization.

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CORPORATE

Our vision for building a next-gen biotech

★ KEY UPDATE

APG777 in AD: Best-in-class monotherapy

- **Potential megablockbuster** in the future **$50B+ AD market**
- ★ **Demonstrated highest EASI-75 of any biologic at Week 16**[1] with path to best-in-class quarterly or better maintenance dosing
- ★ **Part B** 16-week topline, testing higher exposures, **accelerated to mid-2026**
- ★ **Planned Phase 3** initiation in 2026 and **launch this decade**

APG777: Pipeline-in-a-product

- Path to leadership in **10+ potential expansion indications** starting with:
  - **Asthma** Ph2b initiation expected **in 2025**
  - **EoE** Ph2 initiation expected **in 2026**

★ KEY UPDATE

Best-in-class combinations

- **Potential to break through the monotherapy efficacy ceiling**
- **Combos rapidly advancing**:
  - ★ **279: Ph1b against DUPIXENT dosed first patient**; readout expected in 2H 2026
  - **777+333: respiratory** clinical planning underway

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.

NOTE: [1] APG777 achieved the highest EASI-75 absolute and placebo-adjusted of any biologic tested in a global placebo-controlled trial of moderate-to-severe atopic dermatitis.

Apogee /ˈ apəjē / noun The highest point in the development of something; a climax or culmination